Investor Presentation

March 2025



Astrana Health

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include any statements about the Company's business, financial condition, operating results, plans, objectives, expectations and intentions, expansion plans, estimates of our total addressable market, our ability to successfully complete and realize the benefits of anticipated acquisitions, including statements regarding the pending acquisition of certain businesses and assets of Prospect Medical Holdings, Inc., which may not be completed in a timely manner, or at all, the potential impact of the Chapter 11 filing by Prospect Medical Holdings, Inc. on the transaction, the debt financing for the transaction and the Company's ability to decrease its net leverage in the future, integration of acquired companies and any projections of earnings, revenue, EBITDA, Adjusted EBITDA or other financial items, such as the Company's projected capitation and future liquidity, and may be identified by the use of forward-looking terms such as "anticipate," "could," "can," "may," "might," "potential," "predict," "should," "estimate," "expect," "project," "believe," "plan," "envision," "intend," "continue," "target," "seek," "will," "would," and the negative of such terms, other variations on such terms or other similar or comparable words, phrases or terminology. Forward-looking statements reflect current views with respect to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company's management, and some or all of such expectations and assumptions may not materialize or may vary significantly from actual results. Actual results may also vary materially from forward-looking statements due to risks, uncertainties and other factors, known and unknown, including the risk factors described from time to time in the Company's reports to the U.S. Securities and Exchange Commission (the "SEC"), including without limitation the risk factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent Quarterly Reports on Form 10-Q.

Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date of this presentation and, unless legally required, the Company does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise.

This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. The Company makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information.

Use of Non-GAAP Financial Measures

This presentation contains the non-GAAP financial measures EBITDA and Adjusted EBITDA, of which the most directly comparable financial measure presented in accordance with U.S. generally accepted accounting principles ("GAAP") is net income. These measures are not in accordance with, or alternatives to, GAAP, and may be calculated differently from similar non-GAAP financial measures used by other companies. The Company uses Adjusted EBITDA as a supplemental performance measure of our operations, for financial and operational decision-making, and as a supplemental means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, and amortization, excluding income or loss from equity method investments, non-recurring and non-cash transactions, stock-based compensation, and APC excluded assets costs. Beginning in the third quarter ended September 30, 2022, the Company has revised the calculation for Adjusted EBITDA to exclude provider bonus payments and losses from recently acquired IPAs, which it believes to be more reflective of its business.

The Company believes the presentation of these non-GAAP financial measures provides investors with relevant and useful information, as it allows investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non-core or non-recurring financial information. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company's ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators the Company uses as a basis for evaluating operational performance, allocating resources, and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation, or as a substitute for, GAAP financial measures. Other companies may calculate both EBITDA and Adjusted EBITDA differently, limiting the usefulness of these measures for comparative purposes. To the extent this Presentation contains historical or future non-GAAP financial measures, the Company has provided corresponding GAAP financial measures for comparative purposes, except as otherwise noted below. The reconciliation between certain GAAP and non-GAAP measures is provided in the Appendix.

The Company has not provided a quantitative reconciliation of applicable non-GAAP measures, such as the projected adjusted EBITDA in 2024 and in future years for planned acquisitions, to the most comparable GAAP measure, such as net income, on a forward-looking basis within this presentation because the Company is unable, without unreasonable efforts, to provide reconciling information with respect to certain line items that cannot be calculated. These items, which could materially affect the computation of forward-looking GAAP net income, are inherently uncertain and depend on various factors, some of which are outside of the Company's control.

Astrana Accelerates Healthcare Transformation At Scale

Astrana Health is a healthcare platform that organizes and empowers providers to drive **accessible, high-quality, and high-value care for all patients** through a provider-centric, technology-driven approach via its three business segments

Care Partners
Affiliated and employed provider network, empowered to take risk across all health plan lines of business to deliver integrated care

Care Delivery
Flexible footprint of owned primary care and multi-specialty clinics with employed providers who deliver personalized care

Care Enablement
Full-stack technology and solutions platform, empowering providers to deliver the best possible care to all patients in their communities

A platform with...

Scale

1.1 million
Members in value-based care

12,000+
Astrana Health providers[1]

20+
Payer partners

32+
Markets

Demonstrable Clinical Outcomes

▼45%
Fewer hospital admissions[2]

Financial Strength[3]

$2.03B
FY '24 Revenue

$170.4M
FY '24 Adj. EBITDA

Note: For more information, see "Reconciliation of Net Income to EBITDA and Adjusted EBITDA" and "Use of Non-GAAP Financial Measures" slides for more information
1. Includes contracted and employed providers in our provider network, across all specialties, and including both Consolidated and Managed providers
2. Astrana Health figures based on analysis of Jan-Sep 2024 internal data from all Medicare Advantage members and compared against relevant benchmark
3. FY 2024

The status quo for healthcare in the United States is broken

Insufficient
& costly access to quality care

Poor
provider and patient satisfaction

Limited
technology & coordinated care



Example geography: San Gabriel Valley


PASADENA
SOUTH PASADENA
SAN MARINO
ALHAMBRA
MONTEREY PARK
SOUTH SAN GABRIEL
134
710
10
60
Primary care
Specialists
Hospitals

Astrana transforms the status quo into...

Accessible, High-quality, Coordinated

...care delivery networks

aetna | cigna | Elevance Health | CENTENE | Humana | MOLINA HEALTHCARE | United Healthcare | + ~20 Other Payers

Care Partners



Risk-bearing organization (Care Partners)

Affiliate Providers		Care Delivery	
Primary care	Ancillary services	Primary care	Ancillary services
Multi-specialty	Outpatient clinics	Multi-specialty	Outpatient clinics

Care Enablement

- **Data Infrastructure & Provider Solutions**
- **Clinical & Care Coordination Solutions**
- **Payer Delegation Solutions**

Example Network: Astrana in San Gabriel Valley[1]

Through our business segments, we build critical density in markets to ensure access to quality care



134
PASADENA
SOUTH PASADENA
SAN MARINO
ALHAMBRA
10
MONTEREY PARK
SOUTH
SAN GABRIEL
710
60

Primary care | Specialists | Hospitals | Care Delivery | Risk-bearing organization (Care Partners)

1. Providers shown are in Astrana Care Partners network and/or Care Delivery

Astrana's risk-bearing model is better for members, providers, and payers


Status Quo Payment Model
aetna
cigna
Elevance Health
CENTENE Corporation
Humana
MOLINA HEALTHCARE
United Healthcare
+~20 Other Payers
Primary care
Multi-specialty
Hospital

FFS Payments


Astrana Health Delegated Financial Model
aetna
cigna
Elevance Health
CENTENE Corporation
Humana
MOLINA HEALTHCARE
United Healthcare
+~20 Other Payers
Astrana
Care Partners
Astrana provider group
Hospital

% of premium

FFS & VBC arrangements

Benefits Under the Astrana Health Delegated Model

1

Members

stay in the Astrana ecosystem across payers and LOB[1], allowing Astrana to invest in our members' longitudinal health

2

Providers

in the Astrana ecosystem partner with us across their entire panel across all payer types and LOB, receive care coordination and management support, and experience reduced admin. burden

3

Payers

partner with Astrana to help bend the cost curve, reduce MCR[2] volatility, achieve higher quality, and grow differentially

1. Line of business
2. Medical Cost Ratio

Our model uniquely enables us to build longitudinal relationships with patients across their lives, regardless of payer or insurance type

1.1 Million
Total Value-based Lives

Diverse Patient Demographics[3]



13%
6%
12%
21%
48%
Hispanic / Latino
AAPI[1]
White / Caucasian
Black / African American
Other

Robust Provider Retention

98%
Average Annual Provider Retention[2]

Experienced Providers

11.1
Average Provider Tenure of Care Partners Providers

Astrana Health serves members across their lifetimes...

Membership by Age Group[4]



24%
36%
23%
10%
7%
< 18 yrs
18 - 45 yrs
45 - 65 yrs
65 - 85 yrs
85+ yrs

... and across their insurance context

Revenue By Payer Type[5]



64%
29%
6%1%
Medicare
Medicaid
Commercial
Other Third Parties

Revenue By Payer[5]



42%
12%
11%
9%
27%
Payer A
Payer B
Payer C
Payer D
Others

aetna CENTENE cigna Elevance Health Humana Medicaid Medicare MOLINA United Healthcare + Others

Source: U.S. Census Bureau, CMS
1. Asian American and Pacific Islander
2. Based on Care Partners provider network
3. Astrana population data as of 2022
4. Astrana membership data as of 2024
5. Revenue for the quarter ended December 31, 2024

...which makes care more accessible for patients and improves outcomes

14%

Shorter inpatient length of stay vs benchmark[2]


Leslie R. Los Angeles, CA
AMG
PCP Clinic

45%

Fewer hospital admissions than benchmark[1]

70%

Of prior authorizations auto-approved, driving increased access for patients with instantaneous approvals[3]

Astrana care team contacts Leslie to schedule her Annual Wellness Visit


Marie Chen (ID: 123456789)
Eligibility
Call patient
Home 123-456-7890
Call
Show More
Did the patient pick up?
Yes
No
Schedule appointment
Appointment with Caroline Mao

→

Leslie visits an AstranaCare clinic, where her PCP explains the need for a cardiology visit given her most recent lab results



→

Leslie's PCP submits a prior authorization for an in-network cardiology visit, which is auto-approved within moments by Astrana's UM/CM[4] platform; Astrana care team helps Leslie to schedule with an affiliate cardiologist


Astrana Health
AYCE
Productivity Report
Dashboard
Workflow
Authorizations
Cases
Member Search
Provider Search
Denials
Admin
Log Out
AMG
ADV
Total Open Auths
TAT At Risk
Urgent
Total Open
TAT At Risk
Urgent
Queue
Auth No
Request Date
Auth Status

→

Leslie see the cardiologist in her neighborhood; Leslie's PCP sees the relevant medical records in the Astrana provider portal and incorporates into Leslie's care plan



Source: Centers for Medicare and Medicaid Services; Note: Excludes CHS patients; All names, images, and situations presented are for illustrative purposes only

1. Astrana Health figures based on analysis of Jan-Sep 2024 internal data from all Medicare Advantage members and compared against relevant benchmark
2. Astrana Health figures based on analysis of Jan-Jun 2024 internal data from Care Partners Medicare patients and compared against CMS Medicare Advantage benchmark
3. Care Partners equipped with automated prior authorizations; Excludes CHS providers
4. Utilization management/ Care management

Our model powers strong financial results in all utilization environments

Revenue *($ in millions)*



~29% CAGR
$561
$687
$774
$1,144
$1,387
$2,035
$2,500-
$2,700
2019
2020
2021
2022
2023
2024
2025E

Adj. EBITDA *($ in millions)*



~22% CAGR
$54.2
$102.8
$133.5
$140.0
$146.6
$170.4
$170-
$190
2019
2020[2]
2021[2]
2022[2]
2023[2]
2024
2025E[3]

Clear visibility into continued 25%+ growth over the medium term

Note: For more information, see "Reconciliation of Net Income to EBITDA and Adjusted EBITDA", "Updated Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA", and "Use of Non-GAAP Financial Measures" slides for more information

1. 2020-2021 Adj. EBITDA benefitted from tailwinds of lower utilization during the COVID-19 pandemic. Return to pre-pandemic utilization in 2022 and 2023
2. FY 2025 guidance does not include new markets or contribution from any acquisitions which have not yet closed; does include approximately $15M of planned investments in integration, growth initiatives, and AI initiatives.

Execution Playbook

The Astrana Playbook

Growth: Sustainably growing membership to bring better care to more Americans

- Growth within our existing markets (CA, NV, TX)
- Expansion into new geographies (AZ, CT, HI, MD, VA, & more)

Risk Progression: Increasing alignment with patient outcomes through responsible risk progression in value-based arrangements

- 1.1M total members in VBC arrangements[1]
- 255K+ full-risk members across Medicare, Medicaid, and Commercial LOBs[1,2]

Outcomes and Cost: Achieving superior patient outcomes and care quality while managing cost

- Admits/K 45% below benchmark[3]
- Maintaining access to high-quality care and moderating increasing cost trends

Operating Leverage: Driving operating excellence across our business through our Care Enablement suite

- 85% of Care Partners PCP's active on Astrana point-of-care tool across all LOBs[4]
- 70% of prior authorizations auto-approved[5]

1. As of September 30, 2024, excluding ACO
2. Lines of Business
3. Astrana Health figures based on analysis of Jan-Sep 2024 internal data from all Medicare Advantage members and compared against relevant benchmark
4. Excludes Collaborative Health System (CHS) providers
5. Care Partners equipped with automated prior authorizations; Excludes CHS providers

Astrana has developed a differentiated model to drive continued and sustainable growth

The Astrana playbook

- **Growth – Organic and Inorganic**
- **Risk Progression**
- **Outcomes and Cost**
- **Operating Leverage**

Repeatable M&A with synergies
to supplement organic growth

PROSPECT HEALTH (Certain businesses and assets relating to Prospect Health System)[5]

COLLABORATIVE HEALTH SYSTEMS ✓

Community Family Care ✓

✓ *Fully integrated*

Adjusted EBITDA



($ in millions)
Core Astrana
Prospect pro forma
Prospect pre-close
Synergies
$54
~26% CAGR¹
$170²
~27% CAGR⁴
$81³
At least $350
Astrana Playbook
Astrana Playbook
2019
2024E
2027E

Note: Assumes the closing of the proposed acquisition of Prospect Health; For more information, see "Reconciliation of Net Income to EBITDA and Adjusted EBITDA", "Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA", and "Use of Non-GAAP Financial Measures" slides for more information

1. Based on Astrana Health's 2019 Adj. EBITDA to Astrana's 2024 Adj. EBITDA of $170M
2. FY 2024 Adj. EBITDA $170.4M
3. Management's estimate for the twelve months ending December 31, 2024
4. Based on implied EBITDA growth from $170Mto $350M+ of Adj. EBITDA (incl. Prospect Health)
5. Includes certain businesses and assets relating to Prospect Health System (Prospect Health Plan, Prospect Medical Groups, Prospect Medical Systems, RightRx, Foothill Regional Medical Center

Derisking the path forward

	Risk	Derisking Action
M&A / Financing	**364-day Bridge Loan Uncertainty**	• Replaced 364-day bridge with oversubscribed $300M revolver, $250M TLA, and $745M delayed-draw TLA on favorable terms
	Prospect Holdings Bankruptcy	• Received 2024FY audited financials for Prospect Health, carved out from Prospect Medical Holdings, which declared bankruptcy • Prospect Health generated $1.2B revenue and $94M Adj. EBITDA in CY 2024 • Astrana believes previously shared $81M adj. EBITDA to be the appropriate go-forward baseline in 2025
	Prospect Integration	• We are investing and expensing $15M in our 2025 adj. EBITDA guidance for Prospect integration and technology investments, without including any positive contributions from planned Prospect acquisition
2025 Outlook	**Increasing Industry Trend**	• Beat 2024 guidance despite high cost trend and challenging rate environment while growing 47% year over year • Delivered on 5.3% blended trend in 2024; reserving for mid-single-digit trend in 2025
	Uncertain Regulatory Environment	• Given uncertainty around Medicaid rates, Astrana's 2025 guidance excludes any renegotiations or additional Medicaid reimbursement

Astrana remains confident in path to medium-term adj. EBITDA guidance of at least $350M in 2027



$170.4
$20.5
$8.0
($7.0)
($12.0)
$180.0
$27.0
$20.0
$0.0
$17.5
$105.5
$350.0
2024A Adj. EBITDA
Growth in Core California Markets1
Improvements in New Markets 2
Rate/ Acuity Mismatch
G&A Investments3
2025F Adj. EBITDA
Growth in Core California Markets1
Improvements in New Markets2
Rate/ Acuity Mismatch
G&A Investments3
Prospect + Synergies
2027F Adj. EBITDA

1. Inclusive of full risk conversion
2. Improvement in newer markets, including CHS acquisition
3. G&A investments inclusive of integration efforts and AI investments

We've demonstrated our ability to provide better care at lower cost in our core market, California

California


1992
2019
2021-2022
2023
2024
14.4M
Population Reach
20.6M
Population Reach
26.7M
Population Reach
~$380B
CA TAM Opportunity

Launched in Southern CA

Los Angeles 9.7M pop.[1]

MCR Improvement: ~(1,350) bps[2]

Built density in Southern CA

San Bernardino 2.2M pop.[1]

Riverside 2.5M pop.[1]

MCR Improvement: ~(750) bps[2]

Expanded into Northern CA

Bay Area 6.2M pop.[1]

MCR Improvement: ~(950) bps[3]

Expanded into Central CA

Central Valley 6.1M pop.[1]

Deepened CA Alignment

- Community Family Care Health Plan and RKK License acquisition
- Prime Community Care of Central Valley and BASS Medical Group join Care Partners
- Anthem Blue Cross partnership
- 6 additional Care Delivery sites
- ~2.6k additional Care Partners providers[4]

Source: U.S. Census Bureau, population data as of 2022; CMS
1. County population data as of 2022
2. Reflects the MCR improvement from 2019 to 2023
3. Reflects MCR improvement from 2021 to 2023
4. Represents Care Partners providers added between December 2023 and December 2024

We continue to progress towards profitability in new markets

Nevada

Entered in Q4 2022



Clark 2.3M pop.

- 700+ providers within Care Partners
- 58% growth year over year in Care Delivery visits
- Run rate approximately $(200k) adj. EBITDA / month
- Expect to reach run-rate break even in early 2025

Texas

Entered in Q3 2023



Tarrant 2.2M pop.
Harris 4.8M pop.
Jefferson 0.25M pop.

- 3,400+ providers within Care Partners serving over 10,000 Medicare Advantage (MA) lives
- CHS[1] IPAs on Care Enablement platform as of Q1 '25
- On track to reach breakeven in 2025

Note: For more information, see "Use of Non-GAAP Financial Measures" slides for more information
Source: U.S. Census Bureau; population data as of each respective year; Centers for Medicare and Medicaid Services, Office of the Actuary, National Health Statistics Group
1. Collaborative Health System

Astrana has the ability to integrate significant inorganic growth profitably through our scalable clinical and technology infrastructure

Community Family Care (CFC) overview

Care Partners

CFC IPA was an **independent physician association** ("IPA") that managed members across all LOBs in the **Los Angeles, California** area with **200k+ members**, 250+ PCPs, and 400 specialists

CFC Health Plan ("HP") was a Care Enablement client, with a Restricted Knox Keene ("RKK") license for Medicaid members

De-risked integration playbook leveraging scalable infrastructure

CFC Revenue *($ in millions)*


CFC IPA became Astrana's MSO client January 2020
Astrana closed the CFC IPA & CFC HP acquisition in Q1 2024
~38% CAGR
Astrana Integration Playbook
$101
$119
$155
$436
2019
2020
2023
2024

CFC Adj. EBITDA *($ in millions)*


MSO client
Acquisition
~28% CAGR
Astrana Integration Playbook
$7
$13
$24
$35[2]
2019
2020
2023
2024E

Pre-Astrana | Astrana MSO client | Post-acquisition[1]

Source: CFC audited financial statements; Astrana financials
1. Post-acquisition period only begins in full after Q1 2024
2. Inclusive of synergies

We will continue integrating highly complementary inorganic growth via Prospect acquisition

Pro forma geographic footprint


Astrana
Prospect
Astrana and Prospect

Astrana Health

32 years
Operating history

1.1M
Members in value-based care arrangements

$2.03B
2024 Revenue[2]

$170.4M
2024 Adj. EBITDA[2]

PROSPECT HEALTH

37 years
Operating history

610k
Members in value-based care arrangements

$1.2B
2024 Revenue[3]

$94M
2024 Adj. EBITDA[3]

Note: Assumes the closing of the proposed acquisition of Prospect Health; Prospect financial and operating stats shown on page are approximations
1. Based on estimated pro forma members in value-based care arrangements for the twelve months ending December 31, 2024
2. Astrana Health 2024 FY
3. Management's estimate for the twelve months ending December 31, 2024

Astrana and Prospect have synergistic businesses and assets

Care Partners

Risk-bearing networks (IPA's, ACO's, etc.) *across all lines of business (Medicaid, Medicare, Commercial) delivering integrated and coordinated care*

Allied Pacific IPA — We Understand & We Care!
AAMG
Texas Independent Providers, LLC — Physician Advocates Since 2014
Accountable Care Coalition of Southeast Texas Inc.

Care Delivery

Owned primary and multi-specialty clinics with employed providers *delivering accessible and personalized care*


AstranaCare

Care Enablement

Full-stack technology and services platform *enabling providers to deliver high-quality, valuable care*


Pathways
Patients
16%

Prospect's synergistic businesses and assets

Prospect Health Plan
California-licensed health care service plan

Prospect Medical Groups
In CA, TX, AZ, and RI

Gateway Clinics
Primary and multi-specialty care clinics in Anaheim, CA

RightRx
Pharmacy

Prospect Medical Systems
Management service organization

Opportunity for tech-enablement
Prospect MSO stands to achieve cost savings through use of Astrana's technology suite

Note: Assumes the closing of the proposed acquisition of Prospect Health

Prudently transitioning to full-risk contracts to better align incentives around patient outcomes and improve unit economics


Capitated Revenue by Risk Arrangement[2]
100%
65%
35%
53%
47%
27%
73%
21%
79%
2021
2022
2023
2024[1]
2025E
Members by Risk Arrangement[3]
67%
33%
2024
Full-risk
Partial-risk
Projected

Our partial-risk membership presents an **embedded opportunity** for increased platform value and risk alignment. We succeed in these contracts by **continuing to drive positive patient outcomes.**

1. Revenue for the quarter ended December 31, 2024
2. Revenue by risk arrangement represents capitation revenue only
3. Members by risk arrangement represent Care Partners membership only as of January 1, 2025

Our purpose-built, intelligent, value-based care platform drives scalable and repeatable results across our business


Provider Portal
Annual Visit




Specialty Group
Los Angeles
San Bernardino
San Francisco
Las Vegas
Houston
IM/FM/GP
RADIOLOGY
LABORATORY
EMERGENCY MEDICINE
OBSTETRICS & GYNECOLOGY
CARDIOLOGY
ORTHOPEDIC SURGERY
MULTI SPECIALTY
URGENT CARE
PHYSICAL THERAPY
GASTROENTEROLOGY
HOSPITAL
DMEPOS
HEMATOLOGY/ONCOLOGY
PEDIATRICS
HOSPITALIST
FAMILY PLANNING
GENERAL SURGERY
NEUROLOGY
ANESTHESIOLOGY


AYCE
Productivity Report
Dashboard

Provider Empowerment and Engagement

- All-in-one point-of-care tool for both providers and practices
  - Check member eligibility
  - Submit & receive auto-approval for prior auths
  - View & act on quality and risk adjustment gaps
  - Collaborate w/ Care Teams[1]
  - View longitudinal patient records, SDOH[2], and population health data

Care Management & Patient Outcomes

- Intelligent patient population risk stratification
- Focused and purposeful member Care Management Plans to ensure evidence-based solutions and responses
- 250+ full-time employees on our Care Teams[1], improving delivery of care and patient outcomes

Population Health & Analytics

- NCQA-certified HEDIS® engine drives actionable insights, closing gaps in care
- Composable "Command Center" dashboard highlights trends[3] and opportunities to improve access and quality
- Care access analytics highlights provider network opportunities

Operating Leverage

- Scalable platform yields meaningful operating leverage
- 70% prior auths are auto-approved, driving increased access for patients
- Ability to demonstrably improve operating leverage for third-party Care Enablement clients

1. Astrana Health's Care Team includes MDs, NPs, PAs, RNs, LVNs, etc.
2. SDOH = Social Determinants of Health
3. Trends are customizable by specialty, by region, with trends in prior authorization counts, utilization, costs, among other trends

Astrana's ability to take administrative delegation enables better spend visibility, alignment, and quality


Status quo
aetna
cigna
Elevance Health
CENTENE
Humana
MOLINA HEALTHCARE
United Healthcare
+~20 Other Payers
Primary care
Multi-specialty
Hospital
Risk-bearing org (No admin. delegation)
RBO² (NO ADMIN. DELEGATION)
Risk-bearing org (admin. delegation)
Astrana DELEGATED RBO²

---- Claims & Admin.

— (Benchmark- TCOC¹) in arrears ---- Claims & Admin.

— % of premium ---- Claims and Admin

Payer-like administrative services	Risk-bearing org (No admin. delegation)	Risk-bearing org (admin. delegation)
Contracting / Network on provider group paper		✓
Credentialing provider network	(✓)	✓
UM within provider ecosystem	(✓)	✓
Claims payment		✓

1. Total cost of care
2. Risk-bearing organization

Our Care Enablement platform creates operating leverage for new clients and Care Partners

Data Infrastructure and Provider Solutions

- Ops Automation
- VBE[1] Suite & Data Lake
- Point of Care Tools
- Analytics & Reporting

Clinical and Care Coordination Solutions

- Quality
- Clinical Programs
- RPM[2]
- UM[3] & Care Management

Payer Delegation Solutions

- Provider Relations
- Contracting & Credentialing
- Revenue Cycle
- Prior Authorization

Examples:

Group 1, *California*


Total revenue
140%
Year 0
Year 2
Total G&A
7%
Year 0
Year 2

Group 2, *Non-California*


Total revenue
13%
Year 0
Within Year 1
Total G&A
(21%)
Year 0
Within Year 1

Source: Astrana Health financials

Execution of our strategy drives profitable growth

Astrana playbook

- **Growth**
- **Risk Progression**
- **Outcomes and Cost**
- **Operating Leverage**

Profitable growth

Revenue *($ in millions)*


~29% CAGR
$561
$687
$774
$1,144
$1,387
$2,035
$2,500 - $2,700
2019
2020
2021
2022
2023
2024
2025E

Adj. EBITDA *($ in millions)*


~22% CAGR
$54.2
$102.8
$133.5
$140.0
$146.6
$170.4
$170-$190
2019
2020²
2021²
2022²
2023²
2024
2025E³

Clear visibility into continued 25%+ growth over the medium term

Note: For more information, see "Reconciliation of Net Income to EBITDA and Adjusted EBITDA", "Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA", and "Use of Non-GAAP Financial Measures" slides for more information

1. 2020-2021 Adj. EBITDA benefitted from tailwinds of lower utilization during the COVID-19 pandemic. Return to pre-pandemic utilization in 2022 and 2023

Recent Financial Updates & FY2025 Guidance

($ in millions, except for per share information)

	Q4 2024 Financial Results
Revenue	$665.2
Adjusted EBITDA[1]	$35.0

	Actual FY 2024 Results	FY 2025 Guidance Range[2]
Total Revenue	$2,034.5	$2,500 - $2,700
Adjusted EBITDA[2]	$170.4	$170 - $190

1. See "Reconciliation of Net Income to EBITDA and Adjusted EBITDA," "Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA" and "Use of Non-GAAP Financial Measures" slides for more information There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See "Forward-Looking Statements" on slide 2
2. FY 2025 guidance does not include new markets or contribution from any acquisitions which have not yet closed; does include approximately $15M of planned investments in integration, growth initiatives, and AI initiatives.

Building the premier, patient-centered healthcare platform for all

Astrana Health

Growth
Sustainably growing membership to bring better care to more Americans

Risk Progression
Increasing alignment with patient outcomes through responsible risk progression

Outcomes and Cost
Achieving superior patient outcomes and care quality while managing cost

Operating Leverage
Driving operating excellence across our business through our Care Enablement suite



Care Partners | Care Delivery | Care Enablement

13	1.7M	20k+	$3.3B	$264M
States	VBC Members[1]	Providers	2024 PF Revenue[2]	2024 PF Adj. EBITDA[2,3]

Note: Assumes the closing of the proposed acquisition of Prospect Health; All financial and membership information shown on page are approximations and are rounded.
1. Members in value-based care arrangements
2. Financials shown on page based on pro forma 2024 management estimates
3. Based on $170 million per Astrana's Adjusted EBITDA and Prospect's estimated Adjusted EBITDA of $94 million for calendar year 2024


Investor Relations
Asher Dewhurst
(626) 943-6491
investors@astranahealth.com
Astrana Health

Appendix

Experienced, mission-driven management team with deep clinical knowledge and a proven ability to execute



Brandon K. Sim, MS

President & Chief Executive Officer

Previous Experience

CITADEL | Securities

CardioDiagnostics

Education

HARVARD UNIVERSITY



Chan Basho, MBA

Chief Operating & Financial Officer

Previous Experience

HealthCare Partners

DaVita.

Alignment Health

Education

Berkeley UNIVERSITY OF CALIFORNIA

Wharton UNIVERSITY of PENNSYLVANIA



Dinesh Kumar, MD

Chief Medical Officer

Previous Experience

HealthCare Partners

DaVita.

Alignment Health

Education

Ucla

UCSF



Jaime Melkonoff, MBA

SVP & President, AstranaCare Texas

Previous Experience

PROSPECT HEALTH

MOLINA HEALTHCARE

BlueCross BlueShield Arizona

Health Choice

Education

BRANDMAN UNIVERSITY



Jeremy Jackson, MD

Chief Quality Officer

Previous Experience

Brigham and Women's Hospital
Founding Member, Mass General Brigham

BCG

Education

USC

MICHIGAN MEDICINE UNIVERSITY OF MICHIGAN

Summary of Selected Financial Results

$ in thousands except per share data		Three Months Ended December 31, 2024		Three Months Ended December 31, 2023		Twelve Months Ended December 30, 2024		Twelve Months Ended December 30, 2023
Revenue								
Capitation, net	$	616,900	$	309,184	$	1,856,785	$	$1,215,614
Risk pool settlements and incentives		28,660		14,863		86,224		63,468
Management fee income		5,550		6,390		13,979		38,677
Fee-for-service, net		7,743		18,442		62,331		59,658
Other revenue		6,356		4,157		15,221		9,244
Total revenue		665,209		353,036		2,034,540		1,386,661
Total expenses		664,489		356,906		1,945,190		1,302,048
Income (loss) from operations		720		(3,870)		89,350		84,613
Net (loss) income	$	(7,777)	$	(94)	$	49,932	$	57,849
Net (loss) income attributable to noncontrolling interests		(826)		(12,450)		6,783		(2,868)
Net (loss) income attributable to Astrana Health	$	(6,951)	$	12,356	$	43,149	$	60,717
Earnings per share – diluted	$	(0.15)	$	0.26	$	0.90	$	1.29
EBITDA[1]	$	11,079	$	6,657	$	127,334	$	109,480
Adjusted EBITDA[1]	$	35,038	$	29,014	$	170,370	$	146,587

1. See "Reconciliation of Net Income to EBITDA and Adjusted EBITDA" and "Use of Non-GAAP Financial Measures" slides for more information.

Segment Results

For the three months ended December 31, 2024

$ in thousands		Care Partners	Care Delivery	Care Enablement	Other	Intersegment Elimination	Corporate Costs	Consolidated Total
Total revenues	$	647,678	36,364	45,074	-	(63,905)	-	665,211
% change vs prior year quarter		98%	(5%)	35%				88%
Cost of services		583,584	29,512	26,806	-	(25,170)	-	614,732
General and administrative expenses[1]		45,161	6,979	16,736	-	(38,241)	19,623	49,758
Total expenses		628,245	36,491	43,542	-	(63,411)	16,882	664,490
Income (loss) from operations	$	18,933	(127)	1,532	-	(6)[2]	(19,623)	721
% change vs prior year quarter		1,437%	(101%)	(304%)				(119%)

1. Balance includes general and administrative expenses and depreciation and amortization.
2. Income from operations for the intersegment elimination represents rental income from segments renting from other segments. Rental income is presented within other income, which is not presented in the table.

Balance Sheet Highlights

$ in millions	12/31/2024	12/31/2023	$ Change
Cash and cash equivalents and investments in marketable securities[1]	$290.8	$296.3	$(5.5)
Working capital	$246.5	$242.8	$3.7
Total stockholders' equity	$716.7	$616.7	$100.0

1. Excluding restricted cash

Reconciliation of Net Income to EBITDA & Adjusted EBITDA

$ in thousands		Three Months Ended December 31, 2024		Three Months Ended December 31, 2023		Twelve Months Ended December 31, 2024		Twelve Months Ended December 31, 2023
Net Income	$	(7,777)	$	(94)	$	49,932	$	57,849
Interest Expense		8,069		5,422		33,097		16,102
Interest income		(3,221)		(4,591)		(14,508)		(14,208)
Provision for income taxes		5,882		1,018		30,886		31,989
Depreciation and amortization		8,126		4,902		27,927		17,748
EBITDA		11,079		6,657		127,334		109,480
Income from equity method investments		(1,564)		(1,989)		(4,451)		(5,149)
Other, net		10,288[4]		4,721[5]		12,951[2]		6,228[3]
Stock-based compensation		15,235		8,676		34,536		22,040
APC excluded assets costs		-		10,949		-		13,988
Adjusted EBITDA	$	35,038	$	29,014	$	170,370	$	146,587
Adjusted EBITDA margin[1]		5%		8%		8%		11%

1.The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue. 2.Other, net for the year ended December 31, 2024 relates to transaction costs incurred for our investments and tax restructuring fees, anticipated recoveries from one time losses relating to third party payer payments associated with the Collaborative Health Systems, LLC ("CHS") transaction, financial guarantee via a letter of credit that we provided almost three years ago in support of two local provider-led ACOs, reimbursement from a related party of the Company for taxes associated with the December 2023 Excluded Assets Spin-off, non-cash gain on debt extinguishment related to one of our promissory note payables, non-cash realized loss from sale of one of our marketable equity securities, non-cash changes related to change in the fair value of our call option, change in the fair value of our financing obligation to purchase the remaining equity interests in one of our investments, changes in the fair value of our contingent liabilities, and changes in the fair value of the Company's Collar Agreement. 3. Other, net for the year ended December 31, 2023 consists of nonrecurring transaction costs and tax restructuring fees incurred, non-cash gains and losses related to the changes in the fair value of our financing obligation to purchase the remaining equity interests, contingent liabilities, and the Company's Collar Agreement relating to interest on the Revolver Loan, and excise tax related to a nonrecurring buyback of the Company's stock from APC. 4.Other, net for the three months ended December 31, 2024 relates to transaction costs incurred for our investments, to anticipated recoveries from one time losses relating to third party payer payments associated with the CHS transaction, and non-cash change in the fair value of our call option. 5.Other, net for the three months and year ended December 31, 2023 consists of nonrecurring transaction costs and tax restructuring fees incurred, non-cash gains and losses related to the changes in the fair value of our financing obligation to purchase the remaining equity interests, contingent liabilities, and the Company's Collar Agreement, and excise tax related to a nonrecurring buyback of the Company's stock from APC.

Reconciliation of Net Income to EBITDA & Adjusted EBITDA (continued)

For the twelve months ended $ in millions		2024		2023		2022		Year Ended 2021		2020		2019
Net Income	$	49.9	$	57.8	$	45.7	$	46.1	$	122.1	$	15.8
Interest expense		33.1		16.1		7.9		5.4		9.5		4.7
Interest income		(14.5)		(14.2)		(2.0)		(1.6)		(2.8)		(2.0)
Provision for income taxes		30.9		32.0		40.9		31.7		56.3		10.0
Depreciation and amortization		27.9		17.7		17.5		17.5		18.4		18.3
EBITDA[1]		127.3		109.5		110.1		99.1		203.5		46.8
Goodwill impairment		-		-		-		-		-		2.0
Income (loss) from equity method investments		(4.5)		(5.1)		(5.7)[6]		5.3[6]		(0.3)[6]		2.9
Gain on sale of equity method investment		-		-		-		(2.2)		-		-
Other, net		13.0[7]		6.2[2]		3.3[3]		(1.7)[4]		(0.5)[4]		-
Stock-based compensation		34.5		22.0		16.1		6.7		3.4		0.9
APC excluded assets costs		-		14.0		16.2[6]		26.4[6]		(103.3)[6]		1.5
Adjusted EBITDA[1]	$	170.4	$	146.6	$	140.0	$	133.5	$	102.8	$	54.2
Net Revenue	$	2,034.5	$	1,386.7	$	1,144.2	$	773.9	$	687.2	$	560.6
Adjusted EBITDA Margin[5]		8%		11%		12%		17%		15%		10%

1. See "Use of Non-GAAP Financial Measures" slide for more information; 2. Other, net for the year ended December 31, 2023 consists of nonrecurring transaction costs and tax restructuring fees incurred, non-cash gains and losses related to the changes in the fair value of our financing obligation to purchase the remaining equity interests, contingent liabilities, and the Company's Collar Agreement, and excise tax related to a nonrecurring buyback of the Company's stock from APC.; 3. Other, net for the year ended December 31, 2022 consists of one-time transaction costs incurred and non-cash gains and losses related to the changes in the fair value of our financing obligation to purchase the remaining equity interests and contingent considerations.; 4. Other, net for the years ended December 31, 2021 and 2020 relate to COVID-19 relief payments recognized in 2021 and 2020; 5. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue; 6. Certain APC minority interests where APC owns the asset but not the right to the dividends is reclassified from APC excluded asset costs to income from equity method investments; 7. Other, net for the year ended December 31, 2024 relates to transaction costs incurred for our investments and tax restructuring fees, anticipated recoveries from one time losses relating to third party payer payments associated with the Collaborative Health Systems, LLC ("CHS") transaction, financial guarantee via a letter of credit that we provided almost three years ago in support of two local provider-led ACOs, reimbursement from a related party of the Company for taxes associated with the December 2023 Excluded Assets Spin-off, non-cash gain on debt extinguishment related to one of our promissory note payables, non-cash realized loss from sale of one of our marketable equity securities, non-cash changes related to change in the fair value of our call option, change in the fair value of our financing obligation to purchase the remaining equity interests in one of our investments, changes in the fair value of our contingent liabilities, and changes in the fair value of the Company's Collar Agreement

Guidance Reconciliation of Net Income to EBITDA & Adjusted EBITDA

	2025 Guidance Range	
(in thousands, $)	Low	High
Net Income	62,500	73,500
Interest expense	16,000	19,000
Provision for income taxes	34,000	40,000
Depreciation and amortization	32,500	32,500
EBITDA	145,000	165,000
Loss (income) from equity method investments	(5,500)	(5,500)
Other, net	9,500	9,500
Stock-based compensation	21,000	21,000
Adj. EBITDA	170,000	190,000

Note: See "Use of Non-GAAP Financial Measures" slide for more information.